Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Steel, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Geoffrey G. Gilmore, Timothy A. Adams, and Joseph Y. Heuer, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this July 28, 2026.

/s/John B. Blystone
John B. Blystone

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Steel, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Geoffrey G. Gilmore, Timothy A. Adams, and Joseph Y. Heuer, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this July 28, 2026.

/s/Jon J. Bowsher
Jon J. Bowsher

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Steel, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Geoffrey G. Gilmore, Timothy A. Adams, and Joseph Y. Heuer, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this July 28, 2026.

/s/Charles M. Chiappone
Charles M. Chiappone

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Steel, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Geoffrey G. Gilmore, Timothy A. Adams, and Joseph Y. Heuer, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this July 28, 2026.

/s/Mark C. Davis
Mark C. Davis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Steel, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Geoffrey G. Gilmore, Timothy A. Adams, and Joseph Y. Heuer, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this July 28, 2026.

/s/Scott Kelly
Scott Kelly

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Steel, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Geoffrey G. Gilmore, Timothy A. Adams, and Joseph Y. Heuer, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this July 28, 2026.

/s/John H. McConnell II
John H. McConnell II

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Steel, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Geoffrey G. Gilmore, Timothy A. Adams, and Joseph Y. Heuer, each with full power to act without the other, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on this July 28, 2026.

/s/Nancy G. Mistretta
Nancy G. Mistretta

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Steel, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Geoffrey G. Gilmore, Timothy A. Adams, and Joseph Y. Heuer, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this July 28, 2026.

/s/Sidney A. Ribeau
Sidney A. Ribeau

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Steel, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Geoffrey G. Gilmore, Timothy A. Adams, and Joseph Y. Heuer, each with full power to act without the other, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on this July 28, 2026.

/s/Mary Schiavo
Mary Schiavo

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Steel, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Geoffrey G. Gilmore, Timothy A. Adams, and Joseph Y. Heuer, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this July 28, 2026.

/s/George Stoe
George Stoe

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Steel, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Timothy A. Adams and Joseph Y. Heuer, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this July 28, 2026.

/s/Geoffrey G. Gilmore
Geoffrey G. Gilmore

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Worthington Steel, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Geoffrey G. Gilmore and Joseph Y. Heuer, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this July 28, 2026.

/s/Timothy A. Adams
Timothy A. Adams

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Worthington Steel, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Geoffrey G. Gilmore, Timothy A. Adams, and Joseph Y. Heuer, each with full power to act without the other, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on this July 28, 2026.

/s/Gwen E. Joseph
Gwen E. Joseph